Supplemental Financial Information 3Q 2025

2 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans," "may increase," "may fluctuate," and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts. Such forward-looking statements are inherently subject to risks, uncertainties and assumptions, including the following: • our or our partner’s ability to successfully complete construction of various casino projects currently under development for which we have agreed to provide construction development funding, including Bally’s Chicago, and the ability and willingness of our partners to obtain timely the requisite regulatory approvals and meet and/or perform their respective obligations under the applicable construction financing and/or development documents; • the impact that United States ("U.S.") government, economic, monetary or trade policies and stimulus packages could have on inflation rates, interest rates, economic growth and discretionary consumer spending, including the casino operations of our tenants; • the ability of our tenants to comply with laws, rules and regulations in the operation of our properties, to deliver high quality services, to attract and retain qualified personnel, to attract customers and to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to us and third parties; • the availability of and the ability to identify and consummate suitable and attractive acquisition and development opportunities on favorable terms; • the degree and nature of our competition; • the impact of weather or climate events or conditions, natural disasters, acts of terrorism and other international hostilities, war, political instability or a new pandemic or similar national health crisis on the ability or desire of people to gather in large groups (including in casinos), which could impact our financial results, prospects, liquidity, and stock price; • the ability of our tenants; • our ability to generate sufficient cash flows to service and comply with financial covenants under our outstanding indebtedness and maintain or improve our credit ratings, and our ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to GLPI=; • the ability of our tenants to decline our funding commitments by seeking alternative financing solutions and/or if our tenants do elect to utilize our funding commitments, the amounts drawn and the timing of these draws may be different than what the Company assumed; • the availability of qualified personnel and our ability to retain our key management personnel; • changes in accounting standards or the U.S. tax law and other federal, state or local laws, whether or not specific to real estate, REITs or the gaming, lodging or hospitality industries and our ability to meet the applicable asset, income, organizational, distribution, shareholder ownership and other requirements to maintain the Company’s REIT status; • other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and • other factors described in GLPI’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the SEC. Other unknown or unpredictable factors may also cause actual results to differ materially from those projected by the forward-looking statements. Most of these factors are difficult to anticipate and are generally beyond the Company’s control. Given these uncertainties, you should not place undue reliance on these forward-looking statements. You should consider the areas of risk described above in connection with considering any forward-looking statements that may be made by the Company generally and any forward-looking statements that are contained in this presentation specifically. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required to do so by law.of these factors are difficult to anticipate and are generally beyond the Company’s control. Given these uncertainties, you should not place undue reliance on these forward-looking statements. You should consider the areas of risk described above in connection with considering any forward-looking statements that may be made by the Company generally and any forward-looking statements that are contained in this presentation specifically. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required to do so by law. Forward Looking Statements

3 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Gaming & Leisure Properties, Inc. Overview Fast Facts as of September 30, 2025 Snapshot 68 Properties 20 States • Total Enterprise Value: ~$20 Billion • GLPI is the most geographically diversified owner of gaming assets in the country, with the largest number of gaming assets owned • Collected 100% of rents during COVID • Approximately 88.2% of GLPI’s cash rent comes from gaming companies with public reporting: PENN, BYD, CZR, and BALY High-Quality, Nationwide Portfolio of Premier Gaming Assets GLPI is a REIT that owns a Geographically Diversified Portfolio of High-Quality Regional Gaming Assets 6.4K Acres Owned or Leased 15.5K Hotel Rooms

4 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Summary of Recent Developments & Upcoming Events • Effective October 2025, the Company’s option, subject to receipt by Bally’s of required consents, and call right, subject only to regulatory approval, to acquire the real property assets of Bally’s Twin River Lincoln Casino Resort for a purchase price of $735 million and additional rent of $58.8 million were amended to extend the applicable dates by two years, to December 31, 2028 and October 1, 2028. • Announced transaction with Cordish to acquire the land and fund the construction of the real estate costs associated with its Live! Virginia Casino & Hotel for a total $467 million commitment (8.0% cap rate) • Subsequent to quarter end, provided initial development funding to Bally’s Chicago ($125.4 million) as part of the $940 million development commitment (8.5% cap rate) • On October 15, 2025, acquired the real estate assets of Sunland Park Racetrack and Casino for $183.75 million, at an initial 8.2% cap rate, which will be placed into the Strategic Gaming leases • Entered into an agreement with the Dry Creek Rancheria Band of Pomo Indians on a $225 mm financing commitment, consisting of a $180 million delayed draw term loan at a fixed rate of 12.50% and a $45 million term loan B, at SOFR plus 900 basis points. Upon or prior to maturity of the 6 year term loans, Dry Creek will enter into a long-term lease commitment, at a 9.75% cap rate, on at least $112.5 million • During the third quarter of 2025, the Company sold 7.59 million shares under forward sale agreements for a gross sales price of $363.3 million, subject to certain contractual adjustments • Issued $600 million of Senior Notes due 2033 (5.25%) and $700 million of Senior Notes due 2037 (5.75%) in August 2025 • Redeemed $975 million of Senior Notes due 2026 • Transferred DraftKings at Casino Queen and The Queen Baton Rouge from the Casino Queen lease into Bally's Master Lease II on July 1, 2025 • Amended Pinnacle Master Lease, Boyd Master Lease and Belterra Park Lease – Percentage rents for each lease will reset in May of 2026. Annual Anniversary Caesars Amended & Restated Master Lease October Tropicana Lease October Horseshoe St Louis Lease October Morgantown Lease December Bally's Master Lease II December Casino Queen Master Lease December MD Live! Lease January Pennsylvania Live! Master Lease March Tioga Downs Lease March Boyd Master Lease May Amended Pinnacle Master Lease May Belterra Park Lease May Strategic Gaming Leases June Bally's Master Lease June Rockford Lease September Penn 2023 Master Lease November Amended Penn Master Lease November Chicago Lease August

5 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 GLPI 2025 Guidance • Includes the impact of the $130 million Hollywood Casino Joliet relocation financing and the anticipated $150 million M Resort hotel tower financing • Includes the impact of $280 million related to current development projects • Does not include the impact from any possible future acquisitions or dispositions, future capital markets activity, or other future non-recurring transactions • The guidance assumes there will be no material changes in applicable legislation, regulatory environment, world events, including weather, recent consumer trends, economic conditions, oil prices, competitive landscape or other circumstances beyond our control that may adversely affect the Company's results of operations. $ in millions, except per share data Actuals 2025 Prior Guidance 2025 Current Guidance Change from Prior (Midpoint) 2023 2024 Low End High End Low End High End AFFO $1,007 $1,061 $1,112 $1,118 $1,115 $1,118 $1.5 AFFO per Share $3.69 $3.77 $3.85 $3.87 $3.86 $3.88 $0.01

6 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Historical Quarterly Financial Highlights $ in millions except per share data 4Q24 1Q25 2Q25 3Q25 Diluted Earnings per Share Attributable to Common Shareholders $0.79 $0.60 $0.54 $0.85 Funds from Operations $287.9 $234.8 $224.9 $315.5 Funds from Operatons per Diluted Common Share & OP Units $1.01 $0.83 $0.79 $1.08 Adjusted Funds from Operations $269.7 $272.0 $276.1 $282.0 Adjusted Funds from Operatons per Diluted Common Share & OP Units $0.95 $0.96 $0.96 $0.97 Adjusted EBITDA $354.0 $360.1 $361.5 $366.4 Cash Net Operating Income (1) $363.1 $370.0 $371.2 $375.0 Quarterly Dividend per Share $0.76 $0.76 $0.78 $0.78 Diluted Common Shares 275.6 275.4 277.8 283.5 Diluted Common Shares and OP Units 283.7 283.8 286.1 291.8 1. Cash rental income and interest on real estate loans less cash property level expenses.

7 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Strong Tenant Coverage Rent coverage ratios are not reported for ground leases and leases with development projects nor on leases that have been in effect for less than twelve months. (1) Ratio was calculated on a proforma basis for the October 2025 acquisition of the real estate assets of Sunland Park Racetrack and Casino.

8 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Financing Pipeline at September 30, 2025 $ in millions Project Commitment Funded as of quarter end Left to Fund Cap Rate Hollywood Aurora Relocation $225.0 $— $225.0 7.75% Hollywood Joliet Relocation $130.0 $130.0 $— 7.75% Hollywood Columbus Hotel (1) $70.0 $— $70.0 7.75% M Resort Hotel $150.0 $— $150.0 7.79% Ameristar Council Bluffs $150.0 $— $150.0 7.10% Tropicana Las Vegas Site $175.0 $48.5 $126.5 8.50% Bally's Chicago Construction (2) $940.0 $— $940.0 8.50% The Belle Landside Move / Hotel Renovation $111.0 $75.6 $35.4 9.00% Landside Development at Casino Queen Marquette $16.5 $5.1 $11.4 8.25% Ione Loan $110.0 $39.3 $70.7 11.00% Bally's Lincoln Call Right $735.0 $— $735.0 8.00% Total $2,812.5 $298.5 $2,514.0 8.26% (1) Estimated rate, final rate is determined based on a formula tied to GLPI's trailing 10 day stock price at the time of the funding request. (2) In October 2025, the Company funded $125.4 million for Bally's Chicago.

9 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 GLPI Recent Transaction History $ in millions Transaction Date of Announcement Transaction Size Rent Cap Rate Transaction Multiple Transaction Completed Tioga Downs February-24 $175 $14.5 8.29% 12.1 x Strategic Management Group May-24 $110 $9.2 8.36% 12.0 x Belle of Baton Rouge Funding June-24 $111 $10.0 9.00% 11.1 Bally's Kansas City and Bally's Shreveport July-24 $395 $32.2 8.15% 12.3 x Bally's Chicago Development Land July-24 $250 $20.0 8.00% 12.5 x Bally's Chicago July-24 $940 $79.9 8.50% 11.8 Bally's Lincoln July-24 $735 $58.8 8.00% 12.5 Ione Band of Miwok Indians Development Funding September-24 $110 $12.1 11.00% 9.1 Sunland Park October-25 $184 $15.0 8.16% 12.3 x Cordish Live! Virginia October-25 $467 $37.4 8.00% 12.5 2024 to Present Aggregate (1) $3,477 $289.1 8.32% 12.0 1. Excludes Caesars Republic Sonoma County development funding.

10 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Debt Maturity Schedule Balance Sheet Strength: Historical Leverage Snapshot GLPI Issue Rating by Agency Fitch BBB- Moody’s Ba1 Financial Leverage (Net Debt / Adjusted EBITDA) 3Q25 Balance Sheet Snapshot ($ in MM) As of September 30, 2025 Long Term Debt $ 7,282.6 Less Unamortized debt issuance costs, bond premiums and original issuance discounts (81.4) Total Long Term Debt, net 7,201.2 Cash & Cash Equivalents 751.7 Net Debt 6,449.5 Last quarter annualized adjusted EBITDA 1,465.4 Net Financial Leverage 4.4 Weighted Average Cost of Debt 5.08 % Standard & Poor's BBB-%

11 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 FFO, FFO per diluted common share and OP/LTIP units, AFFO, AFFO per diluted common share and OP/LTIP units, Adjusted EBITDA and Cash Net Operating Income ("Cash NOI"), which are detailed in the reconciliation tables that accompany this release, are used by the Company as performance measures for benchmarking against the Company’s peers and as internal measures of business operating performance, which is used for a bonus metric. These metrics are presented assuming full conversion of limited partnership units to common shares and therefore before the income statement impact of non-controlling interests. The Company believes FFO, FFO per diluted common share and OP/LTIP units, AFFO, AFFO per diluted common share and OP/LTIP units, Adjusted EBITDA and Cash NOI provide a meaningful perspective of the underlying operating performance of the Company’s current business. This is especially true since these measures exclude real estate depreciation and we believe that real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. Cash NOI is cash rental income and interest on real estate loans less cash property level expenses. Cash NOI excludes depreciation, the amortization of land rights, real estate general and administrative expenses, other non-routine costs and the impact of certain generally accepted accounting principles (“GAAP”) adjustments to rental revenue, such as straight-line rent and deferred rent adjustments and non-cash ground lease income and expense. It is management's view that Cash NOI is a performance measure used to evaluate the operating performance of the Company’s real estate operations and provides investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. FFO, FFO per diluted common share and OP/LTIP units, AFFO, AFFO per diluted common share and OP/LTIP units, Adjusted EBITDA and Cash NOI are non-GAAP financial measures that are considered supplemental measures for the real estate industry and a supplement to GAAP measures. NAREIT defines FFO as net income (computed in accordance with GAAP), excluding (gains) or losses from dispositions of property, net of tax and real estate depreciation. We have defined AFFO as FFO excluding, as applicable to the particular period, stock based compensation expense, the amortization of debt issuance costs, bond premiums and original issuance discounts, other depreciation, the amortization of land rights, accretion on investment in leases, financing receivables, non-cash adjustments to financing lease liabilities, straight-line rent and deferred rent adjustments, losses on debt extinguishment, severance charges, capitalized interest and provision (benefit) for credit losses, net, reduced by capital maintenance expenditures. We have defined Adjusted EBITDA as net income excluding, as applicable to the particular period, interest, net, income tax expense, real estate depreciation, other depreciation, (gains) or losses from dispositions of property, net of tax, stock based compensation expense, straight-line rent and deferred rent adjustments, the amortization of land rights, accretion on investment in leases, financing receivables, non-cash adjustments to financing lease liabilities, losses on debt extinguishment, severance charges and provision (benefit) for credit losses, net. Finally, we have defined Cash NOI as Adjusted EBITDA excluding general and administrative expenses other than stock based compensation expense and severance charges. FFO, FFO per diluted common share and OP/LTIP units, AFFO, AFFO per diluted common share and OP/LTIP units, Adjusted EBITDA and Cash NOI are not recognized terms under GAAP. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as an indication of our ability to fund all of our cash needs, including to make cash distributions to our shareholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per diluted common share and OP/ LTIP units, AFFO, AFFO per diluted common share and OP/LTIP units, Adjusted EBITDA and Cash NOI, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. Definitions of Non-GAAP Financial Measures

12 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 3Q 2025 AFFO Bridge $ in thousands 3Q24 3Q25 Y/Y % change Net Income $ 190,100 $ 248,481 30.7% (Gains) or losses from dispositions of property, net of tax (3,790) — Real Estate Depreciation 64,289 66,985 Funds from Operations (FFO) $ 250,599 $ 315,466 25.9 % Straight-Line Rent and Deferred Rent Adjustments (14,682) (5,390) Other Depreciation 482 488 Provision (benefit) for Credit Losses, Net 27,686 (37,363) Amortization of Land Rights 3,276 4,270 Amortization of Debt Issuance Costs, Bond Premiums, and Original Issuance Discounts 2,803 3,425 Capitalized Interest (857) (3,652) Stock Based Compensation 5,463 1,551 Accretion on Investment in Leases, Financing Receivables (7,093) (6,991) Non-cash Adjustment to Financing Lease Liabilities 112 112 Loss on Debt Extinguishment — 3,783 Severance charge — 6,320 Capital Maintenance Expenditures 453 — Adjusted Funds from Operations (AFFO) $ 268,242 $ 282,019 5.1 % Net Interest 80,047 83,552 Income Tax Expense 515 560 Capital Maintenance Expenditures (453) — Amortization of Debt Issuance Costs, Bond Premiums, and Original Issuance Discounts (2,803) (3,425) Capitalized Interest 857 3,652 Adjusted EBITDA 346,405 366,358 5.8%

13 R 41 G 41 B 41 R 255 G 255 B 255 R 207 G 182 B 103 R 163 G 131 B 56 R 31 G 73 B 125 R 144 G 124 B 75 R 79 G 129 B 189 R 235 G 235 B 237 R 128 G 100 B 162 R 199 G 198 B 215 Historical Non-GAAP Reconciliations $ in thousands 2023 1Q24 2Q24 3Q24 4Q24 2024 1Q25 2Q25 3Q25 2025 YTD Net Income $ 755,370 $ 179,526 $ 214,412 $ 190,100 $ 223,610 $ 807,648 $ 170,354 $ 156,165 $ 248,481 $ 575,000 (Gains) or losses from dispositions of property, net of tax (22) — — (3,790) — (3,790) (125) — — (125) Real Estate Depreciation 260,440 64,877 64,777 64,289 64,276 258,219 64,529 68,749 66,985 200,263 Funds from Operations (FFO) $ 1,015,788 $ 244,403 $ 279,189 $ 250,599 $ 287,886 $ 1,062,077 $ 234,758 $ 224,914 $ 315,466 $ 775,138 Straight-Line Rent and Deferred Rent Adjustments (39,881) (15,790) (15,790) (14,682) (9,840) (56,102) (8,412) (6,433) (5,390) (20,235) Other Depreciation 2,430 483 485 482 483 1,933 483 486 488 1,457 Provision (benefit) for Credit Losses, Net 6,461 23,294 (3,786) 27,686 (9,940) 37,254 39,246 53,728 (37,363) 55,611 Amortization of Land Rights 13,554 3,276 3,276 3,276 3,442 13,270 4,270 4,270 4,270 12,810 Amortization of Debt Issuance Costs, Bond Premiums, and Original Issuance Discounts 9,857 2,684 2,685 2,803 3,057 11,229 3,232 3,227 3,425 9,884 Capitalized Interest — — — (857) (3,538) (4,395) (3,605) (3,411) (3,652) (10,668) Stock Based Compensation 22,873 8,122 5,425 5,463 5,252 24,262 8,858 6,156 1,551 16,565 Accretion on Investment in Leases, Financing Receivables (23,056) (7,884) (6,776) (7,093) (7,213) (28,966) (6,896) (6,866) (6,991) (20,753) Non-cash Adjustment to Financing Lease Liabilities 469 117 129 112 115 473 98 107 112 317 Loss on Debt Extinguishment 556 — — — — — — — 3,783 3,783 Transfer tax recovery/severance charge (2,187) — — — — — — — 6,320 6,320 Capital Maintenance Expenditures (67) (90) (462) 453 (35) (134) (36) (121) — (157) Adjusted Funds from Operations (AFFO) $ 1,006,797 $ 258,615 $ 264,375 $ 268,242 $ 269,669 $ 1,060,901 $ 271,996 $ 276,057 $ 282,019 $ 830,072 Net Interest 308,090 76,768 77,882 80,047 83,248 317,945 87,149 84,576 83,552 255,277 Income Tax Expense 1,997 637 412 515 565 2,129 564 545 560 1,669 Capital Maintenance Expenditures 67 90 462 (453) 35 134 36 121 — 157 Amortization of Debt Issuance Costs, Bond Premiums, and Original Issuance Discounts (9,857) (2,684) (2,685) (2,803) (3,057) (11,229) (3,232) (3,227) (3,425) (9,884) Capitalized Interest — — — 857 3,538 4,395 3,605 3,411 3,652 10,668 Adjusted EBITDA 1,307,094 $ 333,426 $ 340,446 $ 346,405 $ 353,998 $ 1,374,275 $ 360,118 $ 361,483 $ 366,358 $ 1,087,959